EXHIBIT 1(a)



                    ARTICLES OF INCORPORATION

                               OF

                     USAA MUTUAL FUND, INC.


   The undersigned David H. Murphree, whose post office address is 28 State Street, Boston, Massachusetts, being eighteen years of age, does hereby form a corporation under the General Laws of the State of Maryland.

                            ARTICLE 1

                              Name

   The name of the corporation (hereinafter referred to as the "Corporation") shall be USAA MUTUAL FUND, INC.

                           ARTICLE II

                            Duration

   The period of its duration is perpetual.

                           ARTICLE III

                             Purpose

   The purposes for which the Corporation is formed are:

       (a) To engage generally in the business of investing, reinvesting, owning, holding and trading in securities (as defined in the Investment Company Act of 1940, as from time to time amended (referred to herein as the "1940 Act")) or repurchase agreements, to issue redeemable securities, and to generally engage in the business of an open-end investment company of the management type; and

       (b) To exercise all rights, powers, and privileges of ownership or interest in all securities or repurchase agreements held by the Corporation, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in the value of all such securities and repurchase agreements.

       (c) To aid by further investment any corporation, company, trust, association, firm or other business organization, any obligation of or interest in which is held by the Corporation or in the affairs of which the Corporation has any direct or indirect interest, and to do anything designed to protect, preserve, improve or enhance the value of such obligation or interest.

       (d) To promote or aid the incorporation of any organization or enterprise under the laws of any country, state, municipality or other political subdivision, and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

       (e) To do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to take any action incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

       (f) In general, to carry on any other lawful business and to have and exercise all the rights, powers and privileges conferred upon corporations by the laws of the State of Maryland as in force from time to time.

   The Corporation shall have the power to conduct and carry on its business, or any part thereof, and to have one or more offices, and to exercise any or all of its corporate powers and rights, in the State of Maryland, in any other states, territories, districts, colonies and dependencies of the United States, and in any or all foreign countries.

   The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Corporation.

                           ARTICLE IV

               Principal Office and Resident Agent

   The post office address of the principal office of the Corporation in this State is c/o The Corporation Trust Incorporated, First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is First Maryland Building, 25 South Charles Street, Baltimore, Maryland 21201.

                            ARTICLE V

                       Authorized Capital

   The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is one billion shares, $.01 par value (the "Shares"), and of the aggregate par value of $10,000,000. Three hundred million of such Shares may be issued in the following classes, each class comprising the number of shares and having the designations indicated; subject, however to the authority herein granted to the Board of Directors to increase or decrease any such number of
Shares:

       Growth Fund           25,000,000 Shares
       Income Fund           25,000,000 Shares
       Money Market Fund    250,000,000 Shares

The balance of 700,000,000 Shares may be issued by the Board of Directors in such initial classes, or in any new class or classes, each comprising such number of Shares and having such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such Shares adopted by the Board of Directors, to whom authority so to fix and determine the same is hereby expressly granted. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of Shares of any class, but the number of Shares of any class shall not be decreased by the Board of Directors below the number of Shares thereof then outstanding.

   The Board of Directors may classify or reclassify any unissued Shares into one or more classes that may be established and designated from time to time. The Corporation may hold as treasury Shares, reissue for such consideration and on such terms as the Board of Directors may determine, or cancel, at their discretion from time to time, any Shares of any class reacquired by the Corporation.

                           ARTICLE VI

                Rights and Preferences of Classes

   Section 6.1. Procedure for Designation. The establishment and designation of any class of Shares in addition to those established and designated in Section 6.2 shall be effective upon
(i) the authorization of such class by vote of a majority of the Board of Directors, including the establishment and designation of the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of such class, and (ii) the filing for record of the articles supplementary required by Section 2-208 of the Maryland General Corporation Law with the State Department of Assessments and Taxation of Maryland. At any time when there are no Shares outstanding or subscribed for a particular class previously established and designated by the Board of Directors, the class may be liquidated by similar means.

   Section 6.2. Establishment and Designation of Classes. Without limiting the authority of the Board of Directors set forth herein to establish and designate any further classes, there are hereby established and designated three classes of stock to be known as: the Growth Fund, the Income Fund, and the Money Market Fund. The Shares of said classes and any Shares of any further class that may from time to time be established and designated by the Board of Directors (unless provided otherwise by the Board of Directors with respect to such further class at the time of establishing and designating such further class) shall have the following relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption:

       (a) Assets Belonging to Classes. All consideration received by the Corporation for the issue or sale of Shares of a particular class, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that class for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, together with any General Items allocated to that class as provided in the following sentence, are herein referred to as "assets belonging to" that class. In the event that there are any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular class (collectively "General Items"), such General Items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the classes established and designated from time to time in such manner or on such basis as the Board of Directors, in its sole discretion, deems fair and equitable; and any General Items so allocated to a particular class shall belong to that class. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

       (b) Liabilities Belonging to Class. The assets belonging to each particular class shall be charged with the liabilities of the Corporation in respect of that class and all expenses, costs, charges and reserves attributable to that class, and any general liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as belonging to any particular class shall be allocated and charged by or under the supervision of the Board of Directors to and among any one or more of the classes established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable. The liabilities, expenses, costs, charges and reserves allocated and so charged to a class are herein referred to as "liabilities belonging to" that class. Each allocation of liabilities, expenses, costs, charges and reserves by the Board of Directors shall be conclusive and binding for all purposes.

       (c) Income Belonging to Class. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding.

       Income belonging to a class includes all income, earnings and profits derived from assets belonging to that class, less any expenses, costs, charges or reserves belonging to that class, for the relevant time period, all determined in accordance with generally accepted accounting principles.

       (d) Dividends. Dividends and distributions on Shares of a particular class may be paid with such frequency, in such form and in such amount as the Board of Directors may from time to time determine. Dividends may be daily or otherwise pursuant to the standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities belonging to that class.

       All dividends on Shares of a particular class shall be paid only out of the income belonging to that class and capital gains distributions on Shares of a particular class shall be paid only out of the capital gains belonging to that class. All dividends and distributions on Shares of a particular class shall be distributed pro rata to the holders of that class in proportion to the number of Shares of that class held by such holders at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board of Directors may determine that no dividend or distribution shall be payable on Shares as to which the Shareholder's purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

       The Corporation intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1954, as amended, or any successor or comparable statue thereto, and regulations promulgated thereunder. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Corporation, the Board of Directors shall have the power, in its sole discretion, to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for Federal income tax in respect of that year. However, nothing in the foregoing shall limit the authority of the Board of Directors to make distributions greater than or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

       Dividends and distributions may be made in cash, property or Shares, or a combination thereof, as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by each Shareholder of the mode of the making of such dividend or distribution to that Shareholder. Any such dividend or distribution paid in Shares will be paid at the net asset value thereof as defined in subsection 6.2(i).

       (e) Liquidation. In the event of the liquidation or dissolution of the Corporation or of a particular class, the Shareholders of each class that has been established and designated and is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that class over the liabilities belonging to that class. The holders of Shares of any class shall not be entitled thereby to any distribution upon liquidation of any other class. The assets so distributable to the Shareholders of any particular class shall be distributed among such Shareholders in proportion to the number of Shares of that class held by them and recorded on the books of the Corporation. The liquidation of any particular class in which there are Shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, subject to the approval of a majority of the outstanding securities of that class, as defined in the 1940 Act.

       (f) Voting. On each matter submitted to a vote of Shareholders, each holder of a Share shall be entitled to one vote for each Share standing in his name on the books of the Corporation, irrespective of the class thereof, and all Shares of all classes shall vote as a single class ("Single Class Voting"); provided, however, that (a) as to any matter with respect to which a separate vote of any class is required by the 1940 Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that class shall apply in lieu of Single Class Voting as described above; (b) in the event that the separate vote requirement referred to in (a) above apply with respect to one or more classes, then, subject to (c) below, the Shares of all other classes shall vote as a single class; and (c) as to any matter which does not affect the interest of a particular class, only the holders of Shares of the one or more affected classes shall be entitled to vote.

       (g) Redemption by Shareholder. Each holder of Shares of a particular class shall have the right at such times as may be permitted by the Corporation, but no less frequently than once each week, to require the Corporation to redeem all or any part of his Shares of that class at a redemption price per share equal to the net asset value per Share of that class next determined (in accordance with subjection (i) of this Section 6.2) after the Shares are properly tendered for redemption, less such redemption charge as is determined by the Board of Directors, which redemption charge shall not exceed one percent (1%) of said net asset value per share. Payment of the redemption price shall be in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may make payment wholly or partly in securities or other assets belonging to the class of which the Shares being redeemed are part at the value of such securities or assets used in such determination of net asset value.

       Notwithstanding the foregoing, the Corporation may postpone payment of the redemption price and may suspend the right of the holders of Shares of any class to require the Corporation to redeem Shares of that class during any period or at any time when and to the extent permissible under the 1940 Act.

       (h) Redemption by Corporation. The Board of Directors may cause the Corporation to redeem at net asset value the Shares of any class from a holder who has, for a period of more than six months, had less than ten full Shares of that class (five hundred full Shares in the case of Shares of the Money Market Fund) in his account, provided that at least sixty (60) days prior written notice of the proposed redemption has been given to such holder by postage paid mail to his last know address. Upon redemption of Shares pursuant to this subsection, the Corporation shall promptly cause payment of the full redemption price to be made to the holder of Shares so redeemed.

       (i) Net Asset Value Per Share. The net asset value per Share of any class shall be the quotient obtained by dividing the value of the net assets of that class (being the value of the assets belonging to that class less the liabilities belonging to that class) by the total number of Shares of that class outstanding, all determined in accordance with generally accepted accounting principles and not inconsistent with the 1940 Act.

       The Board of Directors may determine to maintain the net asset value per Share of any class at a designated constant dollar amount and in connection therewith may adopt procedures not inconsistent with the 1940 Act for the continuing declarations of income attributable to that class as dividends payable in additional Shares of that class at the designated constant dollar amount and for the handling of any losses attributable to that class. Such procedures may provide that in the event of any loss each Shareholder shall be deemed to have contributed to the capital of the Corporation attributable to that class his pro rata portion of the total number of Shares required to be cancelled in order to permit the net asset value per Share of that class to be maintained, after reflecting such loss, at the designed constant dollar amount. Each Shareholder of the Corporation shall be deemed to have agreed, by his investment in any class with respect to which the Board of Directors shall have adopted any such procedure, to make the contribution referred to in the preceding sentence in the event of any such loss.

       (j) Equality. All Shares of each particular class shall represent an equal proportionate interest in the assets belonging to that class (subject to the liabilities belonging to that class), and each Share of any particular class shall be equal to each other Share of that class. The Board of Directors may from time to time divide or combine the Shares of any particular class into a greater or lesser number of Shares of that class without thereby changing the proportionate beneficial interest in the assets belonging to that Class or in any way affecting the rights of Shares of any other class.

       (k) Conversion or Exchange Rights. Subject to compliance with the requirements of the 1940 Act, the Board of Directors shall have the authority to provide that holders of Shares of any class shall have the right to convert or exchange said Shares into Shares of one or more other classes of Shares in accordance with such requirements and procedures as may be established by the Board of Directors.

                           ARTICLE VII

                       Issue of New Stock

   Section 7.1. Issuance. The Board of Directors is authorized to issue and sell or cause to be issued and sold from time to time (without the necessity of offering the same or any part thereof to existing shareholders) all or any portion or portions of the entire authorized but unissued Shares of the Corporation, and all or any portion or portions of the Shares of the corporation from time to time in its treasury, for cash or for any other lawful consideration or considerations and on or for any terms, conditions, or prices consistent with the provisions of law and of the Articles of Incorporation at the time in force; provided, however, that in no event shall Shares of the corporation having a par value be issued or sold for a consideration or considerations less in amount or value than the par value of the shares so issued or sold, and provided further that in no event shall any Shares of the Corporation be issued or sold for a consideration (which shall be net to the Corporation after underwriting discounts or commissions) less in amount or value than the net asset value of the Shares so issued or sold determined next after an order to purchase such Shares is accepted, except that Shares may be sold to an underwriter at (a) the net asset value determined next after such orders are received by a dealer with whom such underwriter has a sales agreement or (b) the next asset value determined at a later time.

   Section 7.2. Fractional Shares. The Corporation may issue and sell fractions of Shares having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends, and wherever the words "share" or "shares" are used in these Articles or in the Bylaws they shall be deemed to include fractions of Shares, where the context does not clearly indicate that only full Shares are intended.

                          ARTICLE VIII

                            Directors

   The number of directors constituting the Board of Directors shall be seven, which number may be changed in accordance with the bylaws of the Corporation but shall never be less than three. The names of the persons who shall act as directors until the first annual meeting of the Corporation and until their successors have been duly chosen and qualified are:

          Robert F. McDermott
          George H. Ensley
          George K. Sykes
          Austin W. Betts
          Robert I. Ferguson
          Howard L. Freeman, Jr.
          Carl W. Stapleton

                           ARTICLE IX

                       Voting Requirements

   9.1. Notwithstanding any provision of law requiring a greater proportion than a majority of the votes of all classes (or of any class entitled to vote thereon as a separate class) to take or authorize any action, in accordance with the authority granted by Section 2-104 of the Maryland General Corporation Law, the Corporation is hereby authorized to take such action upon the concurrence of a majority of the aggregate number of Shares (or a majority of the aggregate number of Shares of a class entitled to vote thereon as a separate class) entitled to vote thereon.

   9.2. The right to cumulate votes in the election of directors is expressly prohibited.

                            ARTICLE X

                Transactions With Related Parties

   10.1. Subject only to the provisions of the 1940 Act and to the provisions of this Article X, any director, officer or employee, individually, or any partnership of which any director, officer or employee may be a member, or any corporation or association of which any director, officer or employee may be an officer, director, trustee, employee or shareholder, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, and in the absence of fraud no contract or other transaction shall be thereby affected or invalidated; provided that in case a director, or a partnership, corporation or association of which a director is a member, officer, director, trustee, employee or shareholder, is so interested, such fact shall be disclosed or shall have been known to the Board of Directors or a majority thereof; and any director of the Corporation who is so interested or who is also a director, officer, trustee, employee or shareholder of such other corporation or association, or a member of such partnership which is so interested, may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contract or transaction with like force and effect as if he were not such director, officer, trustee, employee or shareholder of such corporation or association, or not so interested or a member of a partnership so interested, or so interested individually.

   10.2. Nothing herein contained shall protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                           ARTICLE XI

                         Indemnification

   Section 11.1. Non-Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, agent or employee of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonable believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, did not have reasonable cause to believe that his conduct was unlawful.

   Section 11.2. Derivative Actions. The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, agent or employee of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation, unless and only to the extent that a court shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

   Section 11.3. Required Indemnification. To the extent that a person who is or was a director, officer, agent or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections
11.1 and 11.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

   Section 11.4. Determination. Any indemnification under Sections 11.1 and 11.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, agent or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 11.1 and 11.2. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

   Section 11.5. Advance Payment. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceedings as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, agent or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI.

   Section 11.6. Non-Exclusive Right. The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any bylaws, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, agent or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

   Section 11.7. Insurance. The Corporation may purchase and maintain insurance on its behalf and on behalf of any person who is or was a director, officer, agent or employee of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article XI.

                           ARTICLE XII

                             Bylaws

   Except as may otherwise be provided in the Bylaws, the Board of Directors of the Corporation is expressly authorized to make, alter, amend and repeal Bylaws or to adopt new Bylaws of the Corporation, without any action on the part of the shareholders; but the Bylaws made by the Board of Directors and the power so conferred may be altered or repealed by the shareholders.


                          ARTICLE XIII

                            Amendment

   The Corporation reserves the right from time to time to make any amendment of these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding stock. Any amendment to these Articles of Incorporation may be adopted at either an annual or special meeting of the shareholders upon receiving an affirmative majority vote of all outstanding Shares and an affirmative majority of the outstanding Shares of each class entitled to vote thereon separately as a class in accordance with subsection 6.2(f) hereof.

   In Witness Whereof, the undersigned incorporator of USAA MUTUAL FUND, INC. who executed the foregoing Articles of Incorporation hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

   Dated the 10th day of October, 1980.


                                        /s/David H. Murphree
                                        --------------------
                                        David H. Murphree





                           EXHIBIT 1(b)


                      ARTICLES OF AMENDMENT
                             TO THE
                    ARTICLES OF INCORPORATION
                            (CHARTER)
                               OF
                     USAA MUTUAL FUND, INC.


                           Article One

   The name of the Corporation (hereinafter referred to as the "Corporation") is USAA MUTUAL FUND, INC. The Corporation does hereby certify that the Charter of the Corporation was amended as hereinafter described.

                           Article Two

   Article XI is amended by adding a new Section 11.8 to read:

   11.8 Limitation. Nothing in this Article XI shall protect or purport to protect any director or officer of the Corporation against any liability to the Corporation of its security holders to which he would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No indemnification shall be paid hereunder if, in the opinion of independent legal counsel, such payment would violate the 1940 Act.

                          Article Three

   The Board of Directors of the Corporation, at a meeting duly called and held on November 19, 1980 at which a quorum was present, unanimously adopted a resolution in which was set forth the foregoing amendment of the Charter, declaring that said amendment is advisable and directing that it be submitted for consideration at a special meeting of the stockholders of the Corporation.

                          Article Four

   The amendment of the Charter of the Corporation as hereinabove set forth was duly approved by the stockholders of the Corporation acting by unanimous consent without a formal meeting as of December 31, 1980.

   IN WITNESS WHEREOF, these Articles of Amendment have been executed by the President and Secretary of USAA Mutual Fund, Inc.
thereunto duly authorized, as of the 14th day of January, 1981.


                                  By:/s/ ROBERT F. McDERMOTT
                                  ---------------------------
                                  ROBERT F. McDERMOTT
                                  President
ATTEST:

/s/ LLOYD W. SIELBECK
---------------------
LLOYD W. SIELBECK
Secretary



                           CERTIFICATE


   The undersigned Robert F. McDermott, President of USAA Mutual Fund, Inc., who executed this on behalf of said Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges, in the name of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and certifies that, to the best of his knowledge, information and belief, the matters set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                          /s/ ROBERT F. McDERMOTT
                                          -----------------------
                                          ROBERT F. McDERMOTT
                                          President



                          EXHIBIT 1(c)


                     ARTICLES SUPPLEMENTARY
                               TO
                             CHARTER
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated July 28, 1981, supplementing the
Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of 25,000,000 shares of unissued stock into a new class designated as the SUNBELT ERA FUND.


                           ARTICLE II

   Section 2.1 Description of Stock. Without limiting the authority of the Board of Directors, as set forth in the Charter to which these supplementary articles apply, to establish and designate any further classes of stock, there is hereby established and designated a fourth class of stock in addition to the three classes already established and designated as the GROWTH FUND, the INCOME FUND and the MONEY MARKET FUND. Such fourth class of stock shall be designated the SUNBELT ERA FUND and shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The stock comprising the fourth class of stock of the USAA MUTUAL FUND, INC. has been classified by the Board of Directors of USAA MUTUAL FUND, INC. under the authority contained in Article V of the Charter of the USAA MUTUAL FUND, INC. by vote duly adopted at a meeting of the Board of Directors on July 8, 1981.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                                     USAA MUTUAL FUND, INC.


By:/s/ LLOYD W. SIELBECK                    By:/s/ ROBERT F. McDERMOTT
------------------------                    ---------------------------
LLOYD W. SIELBECK                           ROBERT F. McDERMOTT
Secretary                                   President


                           CERTIFICATE


   The undersigned Robert F. McDermott, President of USAA MUTUAL FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, that matters and facts set forth therein with respect to the approval thereof are true in all material respects, under penalties of perjury.


                                          /s/ ROBERT F. McDERMOTT
                                          -----------------------
                                          ROBERT F. McDERMOTT
                                          President




                          EXHIBIT 1(d)


                     ARTICLES SUPPLEMENTARY
                               TO
                             CHARTER
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated November 3, 1982, supplementing the Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of 250,000,000 shares of unissued stock into a new class designated as the FEDERAL SECURITIES MONEY MARKET FUND, and the classification of an additional 175,000,000 shares of unissued stock into an existing class of shares of stock designated as the MONEY MARKET FUND, to increase the number of shares of that class.

                           ARTICLE II

   Section 2.1 Description of Stock. Without limiting the authority of the Board of Directors, as set forth in the Charter to which these supplementary articles apply, to establish and designate any further classes of stock, there is hereby established and designated a fifth class of stock in addition to the four classes already established and designated as the GROWTH FUND, the INCOME FUND, the MONEY MARKET FUND and the SUNBELT ERA FUND. Such fifth class of stock shall be designated the FEDERAL SECURITIES MONEY MARKET FUND and shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The stock comprising the fifth class of stock of the USAA MUTUAL FUND, INC., has been classified by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the charter of the USAA MUTUAL FUND, INC., by vote duly adopted at a meeting of the Board of Directors on November 3, 1982.

                           ARTICLE III

   Section 3.1.  Increase in Number of Shares of a Class.
Without limiting the authority of the Board of Directors, as set forth in the Charter to which these Supplementary Articles apply to increase or decrease the number of shares of any class; subject, however to the provision that the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, the number of shares of the class designated the MONEY MARKET FUND is hereby increased by an additional 175,000,000 shares of unissued stock, to equal a total of 425,000,000 shares of stock in the class of shares designated the MONEY MARKET FUND. Such additional shares shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 3.2. Statement of Authority. The increase in the number of shares of the class of shares designated the Money Market Fund has been performed by the Board of Directors of USAA Mutual Fund, Inc., under the authority contained in Article V of the Charter of the USAA Mutual Fund, Inc., by vote duly adopted at a meeting of the Board of Directors on November 3, 1982.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                                   USAA MUTUAL FUND, INC.



/s/ ROBERT L. WORRALL                     By:/s/ ROBERT F. McDERMOTT
---------------------                     --------------------------
ROBERT L. WORRALL                         ROBERT F. McDERMOTT
Secretary                                 President




                           CERTIFICATE


   The undersigned Robert F. McDermott, President of USAA MUTUAL FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set below therein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                       /s/ ROBERT F. McDERMOTT
                                       -----------------------
                                       ROBERT F. McDERMOTT
                                       President



                           EXHIBIT 1(e)


                      ARTICLES OF AMENDMENT
                             TO THE
                    ARTICLES OF INCORPORATION
                            (CHARTER)
                               OF
                     USAA MUTUAL FUND, INC.


                           ARTICLE ONE

   The name of the Corporation (hereinafter referred to as the "Corporation") is USAA Mutual Fund, Inc. The Corporation does hereby certify that the Charter of the Corporation was amended as hereinafter described.

                           ARTICLE TWO

   Article V is hereby amended to read as follows:

                            ARTICLE V

   The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is five billion shares, $.01 par value (the "Shares"), and of the aggregate par value of $50,000,000. Seven hundred fifty million of such shares may be issued in the following classes, each class comprising the number of shares and having the designations indicated, subject, however, to the authority herein granted to the Board of Directors to increase or decrease any such number of shares:

   Growth Fund . . . . . . . . . . .    25,000,000 Shares

   Income Fund . . . . . . . . . . .    25,000,000 Shares

   Money Market Fund . . . . . . . .   425,000,000 Shares

   Sunbelt Era Fund. . . . . . . . .    25,000,000 Shares

   Federal Securities
   Money Market Fund . . . . . . . .   250,000,000 Shares

   The balance of 4,250,000,000 shares may be issued by the Board of Directors in such initial classes, or in any new class or classes, each comprising such number of shares and having such preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as shall be fixed and determined from time to time by resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors, to whom authority so to fix and determine the same is hereby expressly granted. In addition, the Board of Directors is hereby expressly granted authority to increase or decrease the number of shares of any class, but the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding.

                          ARTICLE THREE

   Immediately before the Amendment, the total number of shares of stock of all classes which the Corporation has authority to issue was one billion shares. As Amended, the total number of shares of stock of all classes which the Corporation has authority to issue is five billion shares.

                          ARTICLE FOUR

   Immediately before the Amendment, the number of shares of stock of each class was:

       Growth Fund . . . . . . . . . .    25,000,000 shares

       Income Fund . . . . . . . . . .    25,000,000 shares

       Money Market Fund . . . . . . .   425,000,000 shares

       Sunbelt Era Fund. . . . . . . .    25,000,000 shares

       Federal Securities
       Money Market Fund . . . . . . .   250,000,000 shares

   The Amendment did not change the number of shares of stock of each class here and above.

                          ARTICLE FIVE

   The par value of the shares of stock of each class is unaffected by the Amendment.

                           ARTICLE SIX

   Immediately before the Amendment, the aggregate par value of all the shares of all classes was $10,000,000. Subsequent to the Amendment, the aggregate par value of all the shares of all classes was $50,000,000.

                          ARTICLE SEVEN

   The information required by subsection (b)(2)(i) of section
2-607 of the Maryland General Corporation Law was not changed by the amendment.

                          ARTICLE EIGHT

   The Board of Directors of the Corporation at a meeting duly called and held on November 3, 1982 at which a quorum was present, unanimously adopted a resolution in which was set forth the foregoing Amendment of the Charter, declaring that said Amendment is advisable and directing that it be submitted for consideration at the annual meeting of the stockholders of the Corporation.

                          ARTICLE NINE

   The Amendment of the Charter of the Corporation as here and above set forth was duly adopted by the stockholders of the Corporation during the annual meeting held on January 7, 1983.


   IN WITNESS WHEREOF, these Articles of Amendment have been executed by the President and Secretary of USAA MUTUAL FUND, INC., thereunto duly authorized, as of the 18th day of May, 1983.



                                       By:/s/ ROBERT F. McDERMOTT
                                       --------------------------
                                       ROBERT F. McDERMOTT
                                       President

ATTEST:

/s/ ROBERT L. WORRALL
---------------------
ROBERT L. WORRALL
Secretary


                           CERTIFICATE


   The undersigned, ROBERT F. McDERMOTT, President of USAA
Mutual Fund Inc., who executed this on behalf of said corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges, in the name of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and certifies that, to the best of his knowledge, information and belief, that matters set forth therein with respect to the approval hereof are true in all material respects, under the penalties of perjury.



                                           /s/ ROBERT F. McDERMOTT
                                           -----------------------
                                           ROBERT F. McDERMOTT
                                           President



                           EXHIBIT 1(f)


                     ARTICLES SUPPLEMENTARY
                               TO
                             CHARTER
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated August 8, 1983, supplementing the Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of an additional 325,000,000 shares of unissued stock into an existing class of shares of stock designated as the MONEY MARKET FUND to increase the number of shares of that class, and the classification of an additinal 25,000,000 shares of unissued stock into an existing class of shares of stock designated as the GROWTH FUND, to increase the number of shares of that class.

                           ARTICLE II

   Section 2.1  Increase in Number of Shares of a Class.
Without limiting the authority of the Board of Directors, as set forth in the Charter to which these Supplementary Articles apply to increase or decrease the number of shares of any class; subject, however, to the provision that the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, the number of shares of the class designated the MONEY MARKET FUND is hereby increased by an additional 325,000,000 shares of unissued stock, to equal a total of 750,000,000 shares of stock in the class of shares designated the MONEY MARKET FUND. The number of shares of the class designated the GROWTH FUND is hereby increased by an additional 25,000,000 shares of unissued stock to equal a total of 50,000,000 shares of stock in the class of shares designated the GROWTH FUND. Such additional shares shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The increase in the number of shares of the class of shares designated the MONEY MARKET FUND and the increase in the number of shares of the class of shares designated the GROWTH FUND has been performed by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the Articles of Incorporation of the USAA MUTUAL FUND, INC., by vote duly adopted at a meeting of the Board of Directors on July 27, 1983.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.

ATTEST:                             USAA MUTUAL FUND, INC.

By:/s/ MICHAEL D. WAGNER            By:/s/ GEORGE K. SYKES
------------------------            ----------------------
MICHAEL D. WAGNER                   GEORGE K. SYKES
Secretary                           President




                           CERTIFICATE


   The undersigned GEORGE K. SYKES, President of USAA MUTUAL FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, that the foregoing Articles Supplementary are the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, that matters and facts set below therein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                        USAA MUTUAL FUND, INC.


                                        /s/ GEORGE K. SYKES
                                        --------------------
                                        GEORGE K. SYKES
                                        President





                          EXHIBIT 1(g)


                     ARTICLES SUPPLEMENTARY
                               TO
                             CHARTER
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated July 27, 1984, supplementing the
Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of an additional 750,000,000 shares of unissued stock into an existing class of shares of stock designated as the MONEY MARKET FUND to increase the number of shares of that class.

                           ARTICLE II

   Section 2.1  Increase in Number of Shares of a Class.
Without limiting the authority of the Board of Directors, as set forth in the Charter to which these Supplementary Articles apply to increase or decrease the number of shares of any class; subject, however, to the provision that the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, the number of shares of the class designated the MONEY MARKET FUND is hereby increased by an additional 750,000,000 shares of unissued stock, to equal a total of 1,500,000,000 shares of stock in the class of shares designated the MONEY MARKET FUND. Such additional shares shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The increase in the number of shares of the class of shares designated the MONEY MARKET FUND has been performed by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the Articles of Incorporation of the USAA MUTUAL FUND, INC., by vote duly adopted at a meeting of the Board of Directors on July 27, 1984.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                                 USAA MUTUAL FUND, INC.


By:/s/ MICHAEL D. WAGNER                By:/s/ GEORGE K. SYKES
------------------------                ----------------------
MICHAEL D. WAGNER                       GEORGE K. SYKES
Secretary                               President



                           CERTIFICATE


   The undersigned GEORGE K. SYKES, President of USAA MUTUAL FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, that the foregoing Articles Supplementary are the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, that matters and facts set below therein with respect to the approval thereof are true in all material respects, under penalties of perjury.


                                           USAA MUTUAL FUND, INC.

                                           /s/ GEORGE K. SYKES
                                           -------------------
                                           GEORGE K. SYKES
                                           President



                          EXHIBIT 1(h)


                     ARTICLES SUPPLEMENTARY
                               TO
                             CHARTER
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated November 5, 1985, supplementing the Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of an additional 750,000,000 shares of unissued stock into an existing class of shares of stock designated as the MONEY MARKET FUND to increase the number of shares of that class.

                           ARTICLE II

   Section 2.1  Increase in Number of Shares of a Class.
Without limiting the authority of the Board of Directors, as set forth in the Charter to which these Supplementary Articles apply, to increase or decrease the number of shares of any class; subject, however, to the provision that the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, the number of shares of the class designated the MONEY MARKET FUND is hereby increased by an additional 750,000,000 shares of unissued stock, to equal a total of 2,250,000,000 shares of stock in the class of shares designated the MONEY MARKET FUND. Such additional shares shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The increase in the number of shares of the class of shares designated the MONEY MARKET FUND has been performed by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the Articles of Incorporation of the USAA MUTUAL FUND, INC., by vote duly adopted at a meeting of the Board of Directors on November 5, 1985.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                                USAA MUTUAL FUND, INC.


By:/s/ MICHAEL D. WAGNER               By:/s/ GEORGE K. SYKES
------------------------               ----------------------
MICHAEL D. WAGNER                      GEORGE K. SYKES
Secretary                              President


                           CERTIFICATE


   The undersigned GEORGE K. SYKES, President of USAA MUTUAL FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, that the foregoing Articles Supplementary are the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, that matters and facts set below therein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                      USAA MUTUAL FUND, INC.


                                      /s/ GEORGE K. SYKES
                                      --------------------
                                      GEORGE K. SYKES
                                      President




                          EXHIBIT 1(i)


                     ARTICLES SUPPLEMENTARY
                             TO THE
               ARTICLES OF INCORPORATION (CHARTER)
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated January 23, 1987, supplementing the Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of 25,000,000 shares of unissued stock into a new class designated as the INCOME STOCK FUND.

                           ARTICLE II

   Section 2.1 Description of Stock. Without limiting the authority of the Board of Directors, as set forth in the Charter to which these supplementary articles apply, to establish and designate any further classes of stock, there is hereby established and designated a sixth class of stock in addition to the five classes already established and designated as the GROWTH FUND, the INCOME FUND, the MONEY MARKET FUND, the SUNBELT ERA FUND and the FEDERAL SECURITIES MONEY MARKET FUND. Such sixth class of stock shall be designated the INCOME STOCK FUND and shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The stock comprising the sixth class of stock of the USAA MUTUAL FUND, INC., has been classified by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the Charter of the USAA MUTUAL FUND, INC., by vote duly adopted at a meeting of the Board of Directors on January 23, 1987.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                                USAA MUTUAL FUND, INC.


By:/s/ MICHAEL D. WAGNER               By:/s/ JOHN A. KNUBEL
------------------------               ---------------------
MICHAEL D. WAGNER                      JOHN A. KNUBEL
Secretary                              President


                           CERTIFICATE


   The undersigned JOHN A. KNUBEL, President of USAA MUTUAL
FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, that matters and facts set below therein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                       USAA MUTUAL FUND, INC.


                                       /s/ JOHN A. KNUBEL
                                       -------------------
                                       JOHN A. KNUBEL
                                       President




                           EXHIBIT 1(j)


                     ARTICLES SUPPLEMENTARY
                             TO THE
               ARTICLES OF INCORPORATION (CHARTER)
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated May 13, 1987, supplementing the
Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of an additional 25,000,000 shares of unissued stock into an existing class of shares of stock designated as the INCOME FUND to increase the number of shares of that class.

                           ARTICLE II

   Section 2.1  Increase in Number of Shares of a Class.
Without limiting the authority of the Board of Directors, as set forth in the Charter to which these Supplementary Articles apply to increase or decrease the number of shares of any class; subject, however, to the provision that the number of shares of any class shall not be decreased by the Board of Directors below the number of shares thereof then outstanding, the number of shares of the class designated the INCOME FUND is hereby increased by an additional 25,000,000 shares of unissued stock, to equal a total of 50,000,000 shares of stock in the class of shares designated the INCOME FUND. Such additional shares shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in Article VI of the Articles of Incorporation of the USAA MUTUAL FUND, INC.

   Section 2.2 Statement of Authority. The increase in the number of shares of the class of shares designated the INCOME FUND has been performed by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the Articles of Incorporation of the USAA MUTUAL FUND, INC., by vote duly adopted at a meeting of the Board of Directors on May 13, 1987.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Assistant Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                                 USAA MUTUAL FUND, INC.


By:/s/ NORA P. McDANIEL                 By:/s/ JOHN A. KNUBEL
-----------------------                 ----------------------
NORA P. McDANIEL                        JOHN A. KNUBEL
Assistant Secretary                     President




                           CERTIFICATE


   The undersigned JOHN A. KNUBEL, President of USAA MUTUAL
FUND, INC., who executed this on behalf of said corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, that the foregoing Articles Supplementary to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, that matters and facts set forth therein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                         USAA MUTUAL FUND, INC.


                                         /s/ JOHN A. KNUBEL
                                         ------------------
                                         JOHN A. KNUBEL
                                         President




                           EXHIBIT 1(k)


                     USAA MUTUAL FUND, INC.

                      ARTICLES OF AMENDMENT


   USAA Mutual Fund, Inc., a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Charter of the Corporation is hereby amended as follows:

          The name of the class of stock designated as the "Sunbelt Era Fund" is changed to "Aggressive Growth Fund" and in connection therewith all references in the Charter to "Sunbelt Era Fund" are hereby deleted and the words "Aggressive Growth Fund" shall be substituted therefor wherever such words appear.

   SECOND: The amendment does not increase the authorized stock of the Corporation.

   THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

   IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on January 25, 1989.


WITNESS:                            USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner               By /s/ David H. Roe
----------------------              ---------------------
Michael D. Wagner                   David H. Rose
Secretary                           President



   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                                         /s/ David H. Roe
                                         -----------------
                                         David H. Roe
                                         President



                          EXHIBIT 1(l)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income Fund by classifying an additional 25,000,000 shares of the authorized and unissued stock of the Corporation into the Income Fund.

   THIRD: The additional shares of the Income Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 25,000,000 shares of the Income Stock Fund, 50,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 25,000,000 shares of the Income Stock Fund, 75,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on May 2, 1991.


WITNESS:                              USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner                 /s/ Michael J. C. Roth
----------------------                -----------------------
Michael D. Wagner                     Michael J. C. Roth
Secretary                             President


   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                          USAA MUTUAL FUND, INC.


                                          /s/ Michael J. C. Roth
                                          ----------------------
                                          Michael J. C. Roth
                                          President




                         EXHIBIT 1(m)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income Fund by classifying an additional 50,000,000 shares of the authorized and unissued stock of the Corporation into the Income Fund.

   THIRD: The additional shares of the Income Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 25,000,000 shares of the Income Stock Fund, 75,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 25,000,000 shares of the Income Stock Fund, 125,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on November 14, 1991.


WITNESS:                         USAA MUTUAL FUND, INC.



/s/ Michael D. Wagner            /s/ Michael J. C. Roth
---------------------            ----------------------
Michael D. Wagner                Michael J. C. Roth
Secretary                        President



   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                    USAA MUTUAL FUND, INC.

                                    /s/ Michael J. C. Roth
                                    ----------------------
                                    Michael J. C. Roth
                                    President





                         EXHIBIT 1(n)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income Stock Fund by classifying an additional 35,000,000 shares of the authorized and unissued stock of the Corporation into the Income Stock Fund.

   THIRD: The additional shares of the Income Stock Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Stock Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Stock Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 25,000,000 shares of the Income Stock Fund, 125,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Stock Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 60,000,000 shares of the Income Stock Fund, 125,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Stock
Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on April 14, 1992.



WITNESS:                           USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner              /s/ Michael J. C. Roth
---------------------              ----------------------
Michael D. Wagner                  Michael J. C. Roth
Secretary                          President


   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                      USAA MUTUAL FUND, INC.

                                      /s/ Michael J. C. Roth
                                      -----------------------
                                      Michael J. C. Roth
                                      President




                         EXHIBIT 1(o)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income by classifying an additional 35,000,000 shares of the authorized and unissued stock of the Corporation into the Income Fund.

   THIRD: The additional shares of the Income Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 60,000,000 shares of the Income Stock Fund, 125,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 60,000,000 shares of the Income Stock Fund, 160,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, and 250,000,000 shares of the Federal Securities Money Market Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on November 4, 1992.



WITNESS:                            USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner               /s/ Michael J. C. Roth
---------------------               ----------------------
Michael D. Wagner                   Michael J. C. Roth
Secretary                           President


   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                   USAA MUTUAL FUND, INC.

                                   /s/ Michael J. C. Roth
                                   ----------------------
                                   Michael J. C. Roth
                                   President




                           EXHIBIT 1(p)


                     ARTICLES SUPPLEMENTARY
                             TO THE
               ARTICLES OF INCORPORATION (CHARTER)
                               OF
                     USAA MUTUAL FUND, INC.


   Articles Supplementary dated March 23, 1993, supplementing the Charter of USAA MUTUAL FUND, INC., a Maryland Corporation, as heretofore amended.

                            ARTICLE I

   USAA MUTUAL FUND, INC., pursuant to the provisions of its Charter and Section 2-208 of the Maryland General Corporation Law, hereby files Articles Supplementary for record evidencing the classification of 25,000,000 shares of unissued stock into a new class designated as the SHORT-TERM BOND FUND and 25,000,000 shares of unissued stock into an additional new class designated as the GROWTH & INCOME FUND.

                           ARTICLE II

   Section 2.1. Description of Stock. Without limiting the authority of the Board of Directors, as set forth in the Charter to which these supplementary articles apply, to establish and designate any further classes of stock, there is hereby established and designated a seventh class and eighth class of stock in addition to the six classes already established and designated as the GROWTH FUND, the AGGRESSIVE GROWTH FUND, the INCOME FUND, the INCOME STOCK FUND, FEDERAL SECURITIES MONEY MARKET FUND and the MONEY MARKET FUND. Such seventh class of stock shall be designated the SHORT-TERM BOND FUND and such eighth class of stock shall be designated the GROWTH & INCOME FUND and shall have the relative preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as are described in
Article VI of the Articles of Incorporation of the USAA MUTUAL
FUND, INC.

   Section 2.2. Statement of Authority. The stock comprising the seventh and eighth class of stock of the USAA MUTUAL FUND, INC., has been classified by the Board of Directors of USAA MUTUAL FUND, INC., under the authority contained in Article V of the Charter of the USAA MUTUAL FUND, INC., by vote duly adopted at a special meeting of the Board of Directors on March 23, 1993.

   IN WITNESS WHEREOF, USAA MUTUAL FUND, INC. has caused these
Articles Supplementary to be executed by its President and attested by its Secretary thereunto duly authorized as of the day and year first above written.


ATTEST:                               USAA MUTUAL FUND, INC.


BY:/s/ Michael D. Wagner              BY:/s/ Michael J. C. Roth
------------------------              --------------------------
MICHAEL D. WAGNER                     MICHAEL J. C. ROTH
Secretary                             President


                           CERTIFICATE



   The undersigned Michael J. C. Roth, President of USAA MUTUAL FUND, INC., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                    /s/ Michael J. C. Roth
                                    -----------------------
                                    Michael J. C. Roth
                                    President




                            EXHIBIT 1(q)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income Stock Fund by classifying an additional 35,000,000 shares of the authorized and unissued stock of the Corporation into the Income Stock Fund.

   THIRD: The additional shares of the Income Stock Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Stock Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Stock Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 60,000,000 shares of the Income Stock Fund, 160,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Stock Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 95,000,000 shares of the Income Stock Fund, 160,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Stock
Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on May 5, 1993.



WITNESS:                                 USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner                    /s/ Michael J. C. Roth
----------------------                   ----------------------
Michael D. Wagner                        Michael J. C. Roth
Secretary                                President



   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                          USAA MUTUAL FUND, INC.


                                          /s/ Michael J. C. Roth
                                          ----------------------
                                          Michael J. C. Roth
                                          President




                           EXHIBIT 1(r)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income Fund by classifying an additional 40,000,000 shares of the authorized and unissued stock of the Corporation into the Income Fund.

   THIRD: The additional shares of the Income Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 95,000,000 shares of the Income Stock Fund, 160,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 95,000,000 shares of the Income Stock Fund, 200,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on November 8, 1993.



WITNESS:                            USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner               /s/ Michael J. C. Roth
---------------------               ------------------------
Michael D. Wagner                   Michael J. C. Roth
Secretary                           President


   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                   USAA MUTUAL FUND, INC.


                                   /s/ Michael J. C. Roth
                                   ----------------------
                                   Michael J. C. Roth
                                   President




                           EXHIBIT 1(s)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

   SECOND: (a) In accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

       (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Income Stock Fund by classifying an additional 40,000,000 shares of the authorized and unissued stock of the Corporation into the Income Stock Fund.

   THIRD: The additional shares of the Income Stock Fund shall have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH: (a) As of immediately before and after the increase in the total number of shares classified as shares of the Income
Stock Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

       (b) Before the increase in the total number of shares classified as shares of the Income Stock Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 95,000,000 shares of the Income Stock Fund, 200,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

       (c) After the increase in the total number of shares classified as shares of the Income Stock Fund, there are classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 135,000,000 shares of the Income Stock Fund, 200,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

       (d) As of immediately before and after the increase in the total number of shares classified as shares of the Income Stock
Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on January 18, 1994.

WITNESS:                          USAA MUTUAL FUND, INC.

/s/ Michael D. Wagner             /s/ Michael J. C. Roth
---------------------             -----------------------
Michael D. Wagner                 Michael J. C. Roth
Secretary                         President



   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                  USAA MUTUAL FUND, INC.


                                  /s/ Michael J. C. Roth
                                  ----------------------
                                  Michael J. C. Roth
                                  President




                         EXHIBIT 1(t)


                     USAA MUTUAL FUND, INC.

                     Articles Supplementary


   USAA Mutual Fund, Inc., a Maryland Corporation, having its principal office in San Antonio, Texas (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

   FIRST:      The Corporation is registered as an open-end
investment company under the Investment Company Act of 1940.

   SECOND:     (a)  In accordance with Section 2-105(c) of the
Maryland General Corporation Law, the Board of Directors has heretofore authorized the issuance of 5,000,000,000 shares of capital stock of the Corporation ($.01 par value per share).

     (b) In accordance with Section 2-105(c) of the Maryland General Corporation Law and pursuant to authority expressly vested in the Board of Directors by the Articles of Incorporation of the Corporation, the Board of Directors hereby increases the aggregate number of shares of stock of the class of shares designated as the Growth Fund by classifying an additional 25,000,000 shares of the authorized and unissued stock of the Corporation into the Growth Fund.

   THIRD:      The additional shares of the Growth Fund shall
have the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions as are described in Article VI of the Articles of Incorporation.

   FOURTH:     (a)  As of immediately before and after the
increase in the total number of shares classified as shares of the Growth Fund, the total number of shares of stock of all classes that the Corporation had and has authority to issue was and is 5,000,000,000 shares ($.01 par value per share).

     (b) Before the increase in the total number of shares classified as shares of the Growth Fund, there were classified 50,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 135,000,000 shares of the Income Stock Fund, 200,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

     (c) After the increase in the total number of shares classified as shares of the Growth Fund, there are classified 75,000,000 shares of the Growth Fund, 25,000,000 shares of the Aggressive Growth Fund, 135,000,000 shares of the Income Stock Fund, 200,000,000 shares of the Income Fund, 2,250,000,000 shares of the Money Market Fund, 250,000,000 shares of the Federal Securities Money Market Fund, 25,000,000 shares of the Short-Term Bond Fund, and 25,000,000 shares of the Growth & Income Fund.

     (d) As of immediately before and after the increase in the total number of shares classified as shares of the Growth Fund, the aggregate par value of all shares of all classes of stock authorized to be issued by the Corporation was and is $50,000,000.

IN WITNESS WHEREOF, USAA Mutual Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on November 9, 1994.



WITNESS:                            USAA MUTUAL FUND, INC.


/s/ Michael D. Wagner               /s/ Michael J. C. Roth
---------------------               ----------------------
Michael D. Wagner                   Michael J. C. Roth
Secretary                           President



   THE UNDERSIGNED, President of USAA Mutual Fund, Inc., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                     USAA MUTUAL FUND, INC.



                                     /s/ Michael J. C. Roth
                                     ----------------------
                                     Michael J. C. Roth
                                     President